Exhibit 23
                                   ----------






                          INDEPENDENT AUDITORS' CONSENT






Nevada Chemicals, Inc.


         We hereby consent to the incorporation by reference in Registration Statement No. 333-30733 of Nevada Chemicals, Inc. on Form S-8 of our report dated March 4, 2004, appearing in this Form 10-K of Nevada Chemicals, Inc. for the years ended December 31, 2003, December 31, 2002, and December 31, 2001.


                                         /s/TANNER + CO.




Salt Lake City, Utah
March 8, 2004